UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 19, 2004

                            TradeStation Group, Inc.
             (Exact name of registrant as specified in its charter)

                                     FLORIDA
                 (State or other jurisdiction of incorporation)

        0-31049                                                  65-0977576
(Commission File Number)                                      (I.R.S. Employer
                                                             Identification No.)

          8050 S.W. 10th Street, Suite 4000, Plantation, Florida 33324
          (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code: (954) 652-7000

                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 7. Financial Statements and Exhibits.

      (c)   Exhibits

            Exhibit No.       Exhibit Description
            -----------       -------------------

            99                Press Release dated July 19, 2004.

Item 12. Results of Operations and Financial Condition.

      TradeStation Group, Inc. (the "Company") reported its financial results for its second quarter ended June 30, 2004. The Company also released, along with its results, a Business Outlook for the 2004 third quarter. A copy of the Company's press release issued on July 19, 2004 concerning the foregoing results and the Business Outlook for the 2004 third quarter is furnished as part of this report.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              TRADESTATION GROUP, INC.

Date: July 19, 2004                           By: /s/ David H. Fleischman
                                                  ----------------------------
                                                     David H. Fleischman
                                                     Chief Financial Officer,
                                                     Vice President of Finance
                                                     and Treasurer


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

                                  EXHIBIT INDEX

            Exhibit No.       Exhibit Description
            -----------       -------------------

            99                Press Release dated July 19, 2004.


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